UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2020

MORPHIC HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38940	47-3878772
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Gatehouse Drive, A2

Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

(781) 996-0955

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 25, 2020, Morphic Holding, Inc. (“Morphic”) announced that AbbVie Inc. (“AbbVie”) has exercised its license option under the companies’ existing research and development collaboration agreement (the “AbbVie Agreement”) to develop Morphic’s αvβ6 integrin inhibitors for the treatment of fibrotic diseases including idiopathic pulmonary fibrosis and additional indications. The license covers αvβ6 integrin-specific inhibitors discovered from Morphic’s proprietary MInT Platform, including the compounds MORF-720 and MORF-627. Pursuant to the AbbVie Agreement between Morphic and AbbVie, Morphic will receive a license fee of $20.0 million, with potential future development milestone payments and royalties from the sales of any commercialized candidates.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding Morphic or AbbVie’s plans to develop and commercialize oral small-molecule integrin therapeutics, the ability of MORF-720, MORF-627 or another αvβ6 integrin inhibitor to treat idiopathic pulmonary fibrosis or any other fibrotic disease, the potential payments and royalties under the AbbVie Agreement, or our expectations regarding our collaboration with AbbVie. Such risks and uncertainties include, among others, the risks identified in Morphic’s filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2020, filed with the SEC on August 10, 2020, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect Morphic’s results of operations, which would, in turn, have a significant and adverse impact on Morphic’s stock price. Morphic cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Morphic undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: August 25, 2020	By:	/s/ Marc Schegerin
Marc Schegerin
Chief Financial Officer and Chief Operating Officer